October 19, 1998 as Revised

CRABBE HUSON SMALL CAP FUND

CRABBE HUSON EQUITY FUND

CRABBE HUSON MANAGED
INCOME & EQUITY FUND

CRABBE HUSON CONTRARIAN
INCOME FUND

CLASS I SHARES

PROSPECTUS

Colonial Management Associates, Inc. (Administrator) and your full-service financial advisor want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial advisor to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Crabbe Huson Small Cap Fund (Small Cap Fund) seeks to provide long-term capital appreciation.

Crabbe Huson Equity Fund (Equity Fund) seeks to provide long-term capital appreciation.

Crabbe Huson Managed Income & Equity Fund (Managed Fund) seeks preservation of capital, capital appreciation and income.

Crabbe Huson Contrarian Income Fund (Income Fund) seeks to provide the highest level of current income that is consistent with preservation of capital.

Each of the Funds is a diversified portfolio of Colonial Trust III (Trust), an open-end management investment company and is managed by Crabbe Huson Group, Inc. (Advisor), successor to an investment advisory firm founded in 1980 and an affiliate of the Administrator.

This Prospectus explains concisely what you should know before investing in the Class I shares of a Fund. Read it carefully and retain it for future reference. More detailed information about the Funds is in the October 19, 1998 Statement of Additional Information which has been filed with the Securities and Exchange

                                                              CH-01/049G-1098

Commission and is obtainable free of charge by calling the Administrator at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

Class I shares may be purchased only by pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations and high net worth individuals, or through certain broker-dealers, financial institutions and other financial intermediaries which have entered into agreements with a Fund, and which invest a minimum of $1 million.

Although each Fund is offering only its own shares and is not participating in the sale of the shares of the other Funds, it is possible that a Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus concerning another Fund.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Contents                                              Page
Summary of Expenses                                    2
The Funds' Financial History                           3
The Funds' Investment Objectives                       6
How the Funds Pursue their Objective and
  Certain Risk Factors                                 6
Investment Techniques and Additional
  Risk Factors                                         7
How the Funds Measure their Performance               12
How the Funds are Managed                             12
Year 2000                                             13
How the Funds Value their Shares                      13
Distributions and Taxes                               14
How to Buy Shares                                     14
How to Sell Shares                                    14
How to Exchange Shares                                15
Telephone Transactions                                15
Organization and History                              15
Appendix A                                            17
Appendix B                                            18

The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Funds.

----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in a Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in the Class I shares of a Fund. See "How the Funds are Managed" for more complete descriptions of each Fund's various costs and expenses.

Shareholder Transaction Expenses(1)(2)

Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price) 0.00% Maximum Contingent Deferred Sales Charge (as a % of offering price) 0.00%
(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares." (2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.

Annual Operating Expenses (as a % of average net assets)

                                                           Small Cap Fund                       Equity Fund
Management fee                                                   0.88%                              0.83%
12b-1 fees                                                       0.00                               0.00
Other expenses                                                   0.08                               0.10
                                                                 ----                               ----
Total operating expenses                                         0.96%                              0.93%
                                                                 ====                               ====

                                                            Managed Fund                        Income Fund
Management fee (after fee waiver)                                0.73%                               0.00%
12b-1 fees                                                       0.00                                0.00
Other expenses (after expense reimbursement)                     0.18                                0.38
                                                                 ----                                ----
Total operating expenses (after fee waiver and
  expense reimbursement)                                         0.91%                               0.38%
                                                                 ====                                ====

(3) The Advisor has voluntarily agreed to waive a portion of its Management fee (and to reimburse expenses, if applicable) so that Total operating expenses do not exceed 0.38% per annum of the Income Fund's net asset value. Had the fee waiver and expense reimbursement not been made, the Income Fund's Management fee would be 0.80%, estimated Other expenses would be 1.39% and estimated Total operating expenses would be 2.19%. Since the Fund did not offer Class I shares prior to the date of this Prospectus, expenses are estimated based on Class A share expenses.

Example
The following Examples show the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in the Class I shares of the Funds for the periods specified, assuming a 5% annual return with or without redemption at period end. This Example uses the fees and expenses in the table above and, as they relate to the Income Fund, give effect to the fee waiver and expense reimbursement described above. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

                   Small Cap Fund                              Equity Fund
Period:
1 year                $ 10                                          $ 9
3 years                 31                                           30
5 years                 53                                           51
10 years               118                                          114

                    Managed Fund                                Income Fund
Period:
1 year                 $ 9                                          $ 4
3 years                 29                                           12
5 years                 50                                           21
10 years               112                                           48

THE FUNDS' FINANCIAL HISTORY
The following information for a share outstanding through October 31, 1997 has been audited by KPMG Peat Marwick LLP, each Fund's independent auditors, whose report dated December 3, 1997 is incorporated by reference into the Funds' Statement of Additional Information. Prior to the date of this Prospectus, each Fund's (other than Income Fund's) Class I shares were known as the "Institutional Class". Prior to the date of this Prospectus, no Class I shares were offered by the Income Fund. On the date of this Prospectus, the Crabbe Huson Asset Allocation Fund and Crabbe Huson Income Fund each changed their names to Crabbe Huson Managed Income & Equity Fund and Crabbe Huson Contrarian Income Fund, respectively.

                                                                      CRABBE HUSON SMALL CAP FUND - Class I
                                                              ------------------------------------------------------
                                                                (Unaudited)
                                                               Period Ended          Year Ended       Period Ended
                                                              ----------------      --------------------------------
                                                                  4/30/98             10/31/97        10/31/96 (a)
                                                              ----------------      --------------------------------
Net Asset Value, Beginning of Period                                      $15.53             $11.01             $11.05
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      (0.01)              0.07               0.00
Net realized and unrealized gain (loss) on Investments                     (0.07)              4.62              (0.04)
                                                                           ------              ----              ------
       Total from Investment Operations                                    (0.08)              4.69              (0.04)
LESS DISTRIBUTIONS
Distributions from Net Investment Income                                    0.01               0.03               0.00
Distributions in Excess of Net Investment Income                            0.05               0.00               0.00
Distributions from Capital Gains                                            1.24               0.14               0.00
                                                                            ----               ----               ----
       Total Distributions                                                  1.30               0.17               0.00
                                                                            ----               ----               ----
Net Asset Value, End of Period                                            $14.15             $15.53             $11.01
                                                                          ======             ======             ======
Total Return                                                               46.00%             43.11%             (0.36)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                                       $111,974            $71,655             $1,514
Ratio of Expenses to Average Net Assets                                     1.00%(b)(c)        1.00%(b)           1.00%(b) (c)
Ratio of Net Investment Income to Average Net Assets                       (0.13)%(c)%         0.60%             (0.43)%(c)%
Portfolio Turnover Rate                                                     9.17%             65.11%             39.34%
Average Commission Rate (d)                                              $0.0357            $0.0363            $0.0275
Average Number of Shares Outstanding                                   9,483,973 *              ---                ---
Amount of Debt Outstanding                                                    $0                ---                ---
Average Amount of Debt Outstanding During the Period                     $19,983 *              ---                ---
Average Amount of Debt Per Share During  the Period                        $0.00                ---                ---
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net  Assets                                    1.14%(b)(c)        1.28%(b)           3.55%(b) (c)
Ratio of Net Investment Income to Average Net Assets                        0.27%(c)           0.32%             (2.98)%(c)%
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net  Assets                                    1.00%(c)           1.00%              1.00%(c)
Ratio of Net Investment Income to Average Net Assets                       (0.13)%(c)%         0.60%             -0.43%(c)


Footnotes appear on page 5.

                                                                       CRABBE HUSON EQUITY FUND - Class I
                                                              ------------------------------------------------------
                                                                (Unaudited)
                                                               Period Ended          Year Ended       Period Ended
                                                              ----------------      --------------------------------
                                                                  4/30/98             10/31/97        10/31/96 (f)
                                                              ----------------      --------------------------------
Net Asset Value, Beginning of Period                                      $23.40             $19.51             $19.82
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                       0.10               0.21               0.00
Net realized and unrealized gain (loss) on Investments                      2.43               5.31              (0.31)
                                                                            ----               ----              ------
       Total from Investment Operations                                     2.53               5.52              (0.31)
LESS DISTRIBUTIONS
Distributions from Net Investment Income                                    0.15               0.09               0.00
Distributions from Capital Gains                                            4.74               1.54               0.00
                                                                            ----               ----               ----
       Total Distributions                                                  4.89               1.63               0.00
                                                                            ----               ----               ----
Net Asset Value, End of Period                                            $21.04             $23.40             $19.51
                                                                          ======             ======             ======
Total Return                                                               14.08%             30.35%             (1.56)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                                        $33,685            $24,084             $4,415
Ratio of Expenses to Average Net Assets                                     1.00%(b)(c)        1.00%(b)           1.00%(b) (c)
Ratio of Net Investment Income to Average Net Assets                        0.95%(c)           0.71%              0.15%(c)
Portfolio Turnover Rate                                                    74.30%            128.65%            117.00%
Average Commission Rate (d)                                              $0.0572            $0.0537            $0.0530
Average Number of Shares Outstanding (Composite)                      21,949,236 *       19,623,834 *              ---
Amount of Debt Outstanding                                                ---                ---                   ---
Average Amount of Debt Outstanding During the Period                     $47,731 *          $21,750 *              ---
Average Amount of Debt Per Share During  the Period                        $0.00              $0.00                ---
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net  Assets                                    1.13%(b)(c)        1.23%(b)           1.58%(b) (c)
Ratio of Net Investment Income to Average Net Assets                       82.00(c)           48.00%             (0.43)%(c)%
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net  Assets                                    1.00%(c)           1.00%              1.00%(c)
Ratio of Net Investment Income to Average Net Assets                        0.95%(c)           0.71%              0.15%(c)

Footnotes appear on page 5.


                                                               CRABBE HUSON MANAGED INCOME & EQUITY FUND - Class I
                                                              ------------------------------------------------------
                                                                (Unaudited)
                                                               Period Ended          Year Ended       Period Ended
                                                              ----------------      --------------------------------
                                                                  4/30/98             10/31/97        10/31/96 (e)
                                                              ----------------      --------------------------------
Net Asset Value, Beginning of Period                                      $14.94             $13.39             $13.38
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                       0.20               0.42               0.01
Net realized and unrealized gain (loss) on Investments                      1.06               2.24               0.08
                                                                            ----               ----               ----
       Total from Investment Operations                                     1.26               2.66               0.09
LESS DISTRIBUTIONS
Distributions from Net Investment Income                                    0.17               0.37               0.08
Distributions from Capital Gains                                            1.80               0.74               0.00
                                                                            ----               ----               ----
       Total Distributions                                                  1.97               1.11               0.08
                                                                            ----               ----               ----
Net Asset Value, End of Period                                            $14.23             $14.94             $13.39
                                                                          ======             ======             ======
Total Return                                                                9.65%             21.18%              0.59%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000's)                                        $36,536            $28,598             $2,526
Ratio of Expenses to Average Net Assets                                     1.00%(c)          1.00%(b)            1.00%(b) (c)
Ratio of Net Investment Income to Average Net Assets                        2.75%(c)          2.70%               2.87%(c)
Portfolio Turnover Rate                                                    58.19%           118.65%             252.29%
Average Commission Rate (d)                                              $0.0566            $0.0529            $0.0536
Average Number of Shares Outstanding (Composite)                       9,685,020 *        8,772,675 *              ---
Amount of Debt Outstanding                                                ---                ---                   ---
Average Amount of Debt Outstanding During the Period                      ---                $3,460                ---
Average Amount of Debt Per Share During  the Period                        $0.00              $0.00                ---
RATIOS IF FEES HAD NOT BEEN WAIVED AND/OR REIMBURSED
Ratio of Expenses to Average Net  Assets                                    1.23%(c)           1.42%(b)           2.00%(b) (c)
Ratio of Net Investment Income to Average Net Assets                        2.52%(c)           2.28%              1.87%(c)
RATIOS NET OF FEES PAID INDIRECTLY
Ratio of Expenses to Average Net  Assets                                    1.00%(c)           1.00%              1.00%(c)
Ratio of Net Investment Income to Average Net Assets                        2.75%(c)           2.70%              2.87%(c)

(a)  Commencement of operations - 10/10/96.
(b) Ratios include expenses indirectly through directed brokerage and certain expense offset arrangements.
(c)  Computed on an annualized basis.
(d) Disclosure of the average commission rate paid relates to the purchase and sale of investment securities and is required for funds that invest greater than 10% of average net assets in equity transactions. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
(e)  Commencement of operations - 10/28/96.
(f)  Commencement of operations - 10/3/96.
 * Computed on a daily basis.

Further performance information is contained in the Funds' Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUNDS' INVESTMENT OBJECTIVES

The Small Cap Fund seeks to provide long-term capital appreciation.

The Equity Fund seeks to provide long-term capital appreciation.

The Managed Fund seeks preservation of capital, capital appreciation and income.

The Income Fund seeks to provide the highest level of current income that is consistent with preservation of capital.


HOW THE FUNDS PURSUE THEIR OBJECTIVES AND CERTAIN RISK FACTORS

The Equity, Small Cap and Managed Funds each follows a basic value, contrarian approach in selecting stocks for its portfolio. This approach puts primary emphasis on security price, balance sheet and cash flow analysis and on the relationship between the market price of a security and its estimated intrinsic value as a share of an ongoing business. The basic value contrarian approach is based on the Advisor's belief that the securities of many companies often sell at a discount from the securities' estimated intrinsic value. These Funds attempt to identify and invest in such undervalued securities in the hope that their market price will rise to their estimated intrinsic value. This approach, while not unique, contrasts with certain other investment styles, which rely upon market timing, technical analysis, earnings forecasts, or economic predictions.

The Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of selected domestic and foreign securities. The Fund will invest principally in common stocks and, secondarily, preferred stocks and bonds. The production of current income is secondary to the primary objective. The Fund seeks to invest up to 100%, and under normal conditions at least 65%, of its total assets in securities of companies that have small market capitalization (under $1 billion).

Investments in companies with small market capitalization may involve greater risk and volatility than more traditional equity investments due to their more limited product lines, reduced market liquidity for the trading of their shares and less depth in management than more established companies. The Small Cap Fund does not, by itself, constitute a balanced investment program. It may be appropriate for persons who are in a financial position to assume above average risk and share price volatility over time and who have a longer term investment horizon or perspective.

The Equity Fund seeks long-term capital appreciation. The Fund will seek to achieve this objective by investing, under normal conditions, at least 65% of its total assets in common stocks. It will focus its investments in widely and actively traded stocks with medium (from $1 billion to $3 billion) and large (in excess of $3 billion) market capitalizations.

The Fund will purchase and hold for investment common stock, and may also purchase convertible and nonconvertible preferred stocks and bonds or debentures. These securities will not be considered common stock for purposes of the 65% limitation referenced above. The Fund may be appropriate only for investors who have a longer term investment horizon or perspective.

The Managed Fund seeks preservation of capital, capital appreciation and income. The Fund seeks to achieve these objectives by a flexible policy of investing in a select portfolio of common stocks, fixed income securities, cash or cash equivalents. Depending upon economic and market conditions, the Fund may invest as little as 20%, or as much as 75%, of its portfolio in common stocks. The Advisor will purchase common stocks which, in its opinion, have the greatest potential for capital appreciation. The remaining portion of the portfolio will be invested in fixed income securities, cash or cash equivalents. The fixed income securities that the Fund will invest in consist of corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations and U.S. Government and agency obligations. There are no limitations on the average maturity of the Fund's portfolio of fixed income securities. Securities will be selected on the basis of the Advisor's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. The Fund may invest up to 35% of its total assets in fixed income securities that are either unrated or are rated less than Baa by Moody's Investors Service (Moody's) or BBB by Standard & Poor's Corporation (S&P), or in commercial paper that is rated less than B-1 by Moody's or A- by S&P. However, not more than 5% of the Fund's total assets may be invested in fixed income securities that are unrated (including convertible securities).

Many factors will be considered in determining what portion of the portfolio will be invested in stocks, fixed income securities, or cash and cash equivalents. The Advisor will constantly monitor and adjust its weighting of investments in any particular area to adapt to changing market and economic conditions. Under normal market conditions, the Fund generally expects to invest its net assets as follows: 30% to 55% in fixed income securities; 25% to 60% in common stocks; and 5% to 30% in cash, cash equivalents or other money market instruments. Furthermore, the Fund may take advantage of opportunities to earn short-term profits if the Advisor believes that such a strategy will benefit the Fund's overall objective in light of the increased tax and brokerage expenses associated with such a strategy.

The Income Fund seeks a high level of current income by investing in a diversified portfolio of fixed income securities (such as bonds and notes of corporate and government issuers) and preferred or convertible preferred stock while, at the same time, attempting to preserve capital by varying the overall average maturity of the Fund's portfolio.

There are no limitations on the average maturity of the Fund's portfolio. In general, the Advisor will seek to adjust the average maturity of the Fund's portfolio in response to changes in interest rates.

The Fund invests in a variety of fixed income securities, including domestic and foreign corporate bonds, debentures, convertible bonds and debentures, foreign and U.S. Government securities, preferred and convertible preferred stock, and short-term money market instruments.

At least 65% of the Fund's total assets will be invested in (1) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (2) investment-grade debt securities, including convertible securities and preferred or convertible preferred stock, which are rated "A" or higher by the major recognized bond services (for a description of ratings, see Appendix A); or (3) cash and cash equivalents (such as certificates of deposit, repurchase agreements maturing in one week or less, and bankers' acceptances).

The Fund may invest up to 35% of its total assets in fixed income securities that are either unrated or are rated less than A by Moody's or A by S&P, or in commercial paper that is rated less than B-1 by Moody's or A- by S&P. However, not more than 5% of the Fund's total assets may be invested in fixed income securities that are unrated (including convertible securities).


INVESTMENT TECHNIQUES AND ADDITIONAL RISK FACTORS

The following describes in greater detail different types of securities and investment techniques used by the Funds, and discusses certain risks related to such securities and techniques. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

The Small Cap, Equity and Managed Funds are subject to the risks of investments in common stock, principally that the prices of stocks can fluctuate dramatically in response to company, market, or economic news. The Equity, Managed and Income Funds historically have had turnover rates in their portfolios in excess of 75% per year, resulting in potentially higher brokerage costs and the potential loss of advantageous long-term capital gain treatment for tax purposes. In addition, the Small Cap, Equity, Managed and Income Funds may each invest up to 35% of its total assets in securities issued by foreign issuers. The Small Cap Fund has a limited operating history. A significant risk associated with investment in the Income Fund is that of increasing interest rates causing a decline in the net asset value of the Fund.

Foreign Securities. Each of the Funds may invest up to 35% of its total assets in foreign securities, which may or may not be traded on an exchange. The Funds may purchase securities issued by issuers in any country. Securities of foreign companies are frequently denominated in foreign currencies, and the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies. As a result, a Fund will be affected favorably or unfavorably by changes in currency rates, and they may incur expenses in connection with conversion between various currencies. Subject to its investment restrictions, the Funds may invest in other investment companies that invest in foreign securities.

Foreign securities may be subject to foreign government taxes that would reduce the income yield on such securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of any foreign withholding taxes would reduce the income a Fund received from any foreign investments.

Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of the issuer, difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the United States government. In addition, the net asset value of a Fund is determined and shares of a Fund can be redeemed only on days during which securities are traded on the New York Stock Exchange (NYSE). However, foreign securities held by a Fund may be traded on Saturdays or other holidays when the NYSE is closed. Accordingly, the net asset value of a Fund may be significantly affected on days when an investor has no access to a Fund.

In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain foreign countries, there is a possibility of expropriation, nationalization, or confiscatory taxation, which could affect investment in those countries.

Emerging Markets. Each of the Funds may invest a portion of its assets in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe and the Pacific Rim. The considerations noted above regarding the risks of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing countries may be more volatile than markets of developed countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.

Puts, Call Options and Futures Contracts. The Funds may use options and futures contracts to attempt to enhance income, and to reduce the overall risk of its investments ("hedge"). These instruments are commonly referred to as "derivative instruments" due to the fact that their value is derived from or related to the value of some other instrument or asset. Each Fund's ability to use these strategies may be limited by market conditions, regulatory limits, and tax considerations. Appendix B describes the instruments that the Funds may use and the way the Funds may use the instruments for hedging purposes.

Each of these Funds may invest up to 5% of its total assets in premiums on put and call options, both exchange-traded and over-the-counter, and may write call options on securities a Fund owns or has a right to acquire. Each of these Funds may also purchase options on securities indices, foreign currencies, and futures contracts. Besides exercising its option or permitting the option to expire, prior to expiration of the option, a Fund may sell the option in a closing transaction. The Funds may only write call options that are covered. A call option is covered if written on a security a Fund already owns.

The Funds may invest in interest rate futures contracts and the Small Cap, Equity and Managed Funds may invest in stock index futures provided that the aggregate initial margin of all futures contracts in which a Fund invests shall not exceed 5% of the total assets of a Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. Upon entering into a futures contract, a Fund will set aside liquid assets, such as cash, U.S. Government securities, or other high grade debt obligations in a segregated account with a Fund's custodian to secure its potential obligation under such contract.

The principal risks of options and futures transactions are: (a) imperfect correlation between movements in the prices of options or futures contracts and movements in the prices of the securities hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts, which may be unlimited, from market movements not anticipated by the Advisor. For a further discussion of put and call options and futures contracts, see the Statement of Additional Information.

Lower-Rated Securities. Each of the Funds may invest in fixed income securities, including convertible securities, that are either unrated or rated below the fourth highest category by Moody's or S&P, although not more than 5% of a Fund's total assets may be invested in fixed income securities that are unrated. Securities rated below the fourth highest category are commonly referred to as "junk bonds." Such securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in such securities normally involves a greater degree of investment and credit risk than does investment in a high-rated security. In addition, the market for such securities is less broad than the market for higher-rated securities, which could affect their marketability. The market prices of such securities tend to fluctuate more than the market prices of higher-rated securities in response to changes in interest rates and economic conditions. Moreover, with such securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect its ability to make payments of principal and interest.

Investment in REITs. Each of the Small Cap, Equity and Managed Funds may invest in real estate investment trusts (REITs). A Fund's investments in REITs may not exceed 25% of such Fund's total assets. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. For federal income tax purposes, REITs qualify for beneficial tax treatment by distributing 95% of their taxable income. If a REIT is unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and distributions to its shareholders would, therefore, be reduced.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. All REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940.

Repurchase Agreements. Each of the Funds may engage in repurchase agreements. Repurchase agreements are agreements under which a Fund purchases a security from the seller (a commercial bank or recognized securities dealer) which simultaneously commits to repurchase the security from a Fund at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or maturity of the purchased security. A Fund will engage in repurchase agreements only with commercial banks or registered broker-dealers. The seller's obligation to repurchase the security at the agreed-upon repurchase price, is, in effect, secured by the value of the underlying security. All repurchase agreements are fully collateralized and marked to market daily. There are some risks associated with repurchase agreements. For instance, in the case of default by the seller, a Fund could incur a loss or, if bankruptcy proceedings are commenced against the seller, a Fund could incur costs and delays in liquidating the collateral.

Mortgage-Backed Securities. The Managed and Income Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS), and other types of mortgage-backed securities that may be available in the future (collectively, "Mortgage-Backed Securities").

Mortgage pass-through securities represent participation interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Payment of principal and interest on some mortgage pass-through securities, but not the market value of the securities themselves, may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (GNMA)); or guaranteed by the agency or instrumentality of the U.S. Government issuing the security (in the case of securities guaranteed by the Federal National Mortgage Association
(FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC), which are supported only by the discretionary authority of the U.S. Government to purchase the agencies' obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

CMOs are hybrid mortgage related instruments. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are issued in multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class and investors holding the longer maturity classes receive principal only after the first class has been retired. For the purpose of determining compliance with the diversification tests applicable to the Funds, CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities, which generally are not subject to such diversification  tests,  while  other  CMOs,  even  if  collateralized  by  U.S.
Government securities, will have the same status as other privately issued securities.

SMBS are derivative multiple-class mortgage-backed securities usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class), while the other class will receive all of the principal (the "principal only" class).

Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. These risks include the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayment on mortgage cash flows. In addition, investing in the lowest tranche of CMOs involves risks similar to those associated with investing in equity securities.

Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

When interest rates decline, the value of a Mortgage-Backed Security that carries a fixed interest rate can be expected to rise. Conversely, when interest rates rise, the value of an investment in such fixed rate obligations can be expected to decline. If interest rates increase rapidly and substantially, fixed rate obligations may become illiquid. In contrast, if the Mortgage-Backed Security represents an interest in a pool of loans with adjustable interest rates, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

If a Mortgage-Backed Security subject to prepayment has been purchased at a premium, the value of the premium would be lost if the security is in fact prepaid. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities, notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing scheduled payments and unscheduled prepayments of principal on Mortgage-Backed Securities, it may receive a rate of interest that is lower than the rate on existing securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Short Sales. The Small Cap, Equity, and Managed Funds may engage in short sales "against the box." While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

When Issued and/or Delayed Delivery Securities. Each of the Funds may purchase and sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Fund, with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. Such securities are subject to market fluctuations, and no interest accrues to a Fund until the time of delivery. The value of the securities may be less at the time of delivery than the value of the securities when the commitment was made. When a Fund engages in when-issued and delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. To the extent any Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for the purpose of investment leverage. No Fund may commit more than 25% of its total assets to the purchase of when-issued and delayed-delivery securities. A separate account of liquid assets consisting of cash, U.S. Government securities or other liquid securities equal to the value of any purchase commitment of a Fund shall be maintained by a Fund's custodian until payment is made.

Illiquid Securities. The Funds may not invest more than 15% of their assets in illiquid securities, which may be difficult to sell promptly at an acceptable price. This difficulty may result in a loss or be costly to a Fund.

Interest Rates. Each Fund may invest in debt securities. The market value of debt securities that are sensitive to prevailing interest rates is inversely related to actual changes in interest rates. That is, an interest rate decline produces an increase in such security's market value and an interest rate increase produces a decrease in its value. The longer the remaining maturity of a security, the greater the effect of an interest rate change. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of its creditworthiness also affect the market value of that issuer's debt securities.

U.S. Government Securities. Although U.S. Government securities and high-quality debt securities are issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. Government, not all U.S. Government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by FNMA are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. On the other hand, securities issued by the Student Loan Marketing Association are supported only by the credit of the instrumentality.

Small Companies. The Small Cap Fund intends to invest in small market capitalization companies. Investing in such securities may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small-sized companies normally have fewer outstanding shares than larger companies, it may be difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies.

Lending of Portfolio Securities. The Funds may loan portfolio securities to broker-dealers or other institutional investors if at least 100% cash (or cash equivalent) collateral is pledged and maintained by the borrower. The Funds believe that the cash collateral minimizes the risk of lending their portfolio securities. Such loans of portfolio securities may not be made, under current lending arrangements, if the aggregate of such loans would exceed 20% of the value of a Fund's total assets. If the borrower defaults, there may be delays in recovery of loaned securities or even a loss of the securities loaned, in which case a Fund would pursue the cash (or cash equivalent) collateral. While there is some risk in lending portfolio securities, loans will be made only to firms or broker-dealers deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. For additional information, see "Miscellaneous Investment Practices -- Securities Loans" in the Statement of Additional Information.

Portfolio Turnover. The Funds generally do not trade in securities with the goal of obtaining short-term profits, but when circumstances warrant, securities will be sold without regard to the length of time the security has been held. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which will be borne directly by a Fund, as well as additional realized gains and/or losses to shareholders. The annual portfolio turnover rate of a Fund may at times exceed 100%. Portfolio turnover rates are shown in "The Funds' Financial History" above.

Temporary Defensive Investments. For temporary defensive purposes, the Small Cap and Equity Funds may invest up to 100% (80% for Managed Fund) of their assets in fixed income securities, cash and cash equivalents. The fixed income securities in which each Fund will invest in such a situation shall consist of corporate debt securities (bonds, debentures and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations, and U.S. Government and agency obligations. The fixed income securities will be rated investment grade or higher (BBB by S&P and Baa by Moody's) and will have maturities of three years or less. When a Fund assumes a temporary defensive position, it may not be investing in securities designed to achieve its investment objective. Other. The Funds may not always achieve their investment objectives. Each Fund's investment objective(s) and non-fundamental investment policies may be changed without shareholder approval. The Funds' fundamental investment policies listed in the Statement of Additional Information, cannot be changed without the approval of a majority of a Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUNDS MEASURE THEIR PERFORMANCE

Performance may be quoted in sales literature and advertisements. Average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions. Other total returns differ from average annual total return only in that they may relate to different time periods and may represent aggregate as opposed to average annual total returns.

Yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is usually calculated by dividing annual or annualized distributions, by the maximum offering price on the last day of the period. Performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

Each of the Funds' Class I shares were first offered to the public on the dates referenced below and were previously designated as the "Institutional Class". At the date of this Prospectus, no Class I shares had been offered for the Income Fund. The historical performance of Class I shares of each of the Funds for all periods is based on the performance of the Institutional Class of each Fund's predecessor and assuming reinvestment of dividends and capital gains. Historical performance as restated should not be interpreted as indicative of each Fund's future performance. The average annual returns for each Fund's Class I shares as of October 31, 1997 and June 30, 1998 would have been as follows:

                             10/31/97    6/30/98
Small Cap Fund
1 year                       43.11%       (1.01)%
Since inception (October     39.74%      14.48%
10, 1996)

Equity Fund
1 year                       30.35%      10.21%
Since inception (October 3,  25.98%      17.54%
1996)

Managed Fund
1 year                       21.18%      11.74%
Since inception (October     20.84%      15.70%
28, 1996)

Performance  results  reflect any  voluntary  waivers or  reimbursement  of Fund
expenses  by  the  Advisor  or  its   affiliates.   Absent   these   waivers  or
reimbursements, performance results would have been lower.


HOW THE FUNDS ARE MANAGED

The Trustees formulate the Funds' general policies and oversee the Funds' affairs as conducted by the Advisor.

Liberty Funds Distributor, Inc. (Distributor), a subsidiary of the Administrator, serves as the distributor for the Funds' shares. Liberty Funds Services, Inc. (Transfer Agent), an affiliate of the Administrator, serves as the shareholder services and transfer agent for the Funds. Each of the Advisor, the Administrator, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which, in turn, is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Advisor, the Administrator and their affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

Each Fund pays the Advisor a fee for its services that accrues daily and is payable monthly. Fees are based on a percentage of the average daily net assets of each Fund, as set forth below:

                                 Small Cap Fund
                                   Equity Fund
                                  Managed Fund
Net Asset Value                            Annual Rate
First $100 million                             1.05%
Next $400 million                              0.90%
Amounts over $500 million                      0.65%

                                   Income Fund
Net Asset Value                            Annual Rate
First $100 million                             0.80%
Next $400 million                              0.65%
Amounts over $500 million                      0.55%

The Funds' Advisor delegates certain of its administrative duties to the Administrator.

James E. Crabbe is primarily responsible for the day-to-day management of the Advisor. Mr. Crabbe is President and a Director of the Advisor.

Management of the Small Cap Fund is handled on a day-to-day basis by a team consisting of Mr. Crabbe, John W. Johnson, and Peter P. Belton. Mr. Crabbe is coordinator of the team. Mr. Crabbe has served in various management positions with the Advisor since 1980 and has managed the predecessor to the Special Fund since January 1, 1990. Prior to joining the Advisor, Mr. Johnson was a private investment banker from November, 1991 to May, 1995. Prior to joining the Advisor, Mr. Belton was an analyst at Arnhold & S. Bleichroeder from August, 1992 to September, 1993 and Vice President/Analyst at Capital Management Associates from February, 1994 to September, 1997.

The Income Fund is managed on a day-to-day  basis by a team  consisting of Garth
R. Nisbet and Paul C. Rocheleau. Mr. Nisbet joined the Advisor in April, 1995. Between February, 1993 and March, 1995 Mr. Nisbet worked for Capital Consultants, Inc. as a portfolio manager of its fixed income portfolio. Mr. Rocheleau joined the Advisor in December, 1992.

The portfolios of the Equity and Managed Funds are managed on a day-to-day basis by a team consisting of John E. Maack, Jr., Marian L. Kessler, Robert E. Anton and Mr. Nisbet. Mr. Anton is coordinator of the team. Mr. Maack has been employed as a portfolio manager and securities analyst by the Advisor since 1988. Ms. Kessler joined the Advisor in August, 1995. From September, 1993 until July, 1995, Ms. Kessler was a portfolio manager with Safeco Asset Management. Mr. Anton joined the Advisor in June, 1995. Prior to joining the Advisor, Mr. Anton served 17 years as Chief Investment Officer, portfolio manager at Financial Aims Corporation.

The Administrator provides certain administrative and pricing and bookkeeping services to the Funds for a monthly fee of $2,250 per Fund, plus a percentage of each Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to each Fund for a monthly fee at the annual rate of 0.0025% of average daily net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Advisor and its affiliates may agree.

The Advisor places all orders for purchases and sales of portfolio securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished by such broker-dealers to the Advisor and its affiliates. In recognition of the research and brokerage services provided, the Advisor may cause a Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services.

Subject to seeking best execution, the Advisor may consider sales of shares of a Fund (and of certain other funds advised by the Advisor, the Administrator and their affiliates) in selecting broker-dealers for portfolio security transactions.


YEAR 2000

The Funds' Advisor, Administrator, Distributor and Transfer Agent (Liberty Companies) are actively coordinating, managing and monitoring Year 2000 readiness for the Funds. The Administrator is working within the Liberty Companies and with vendors who provide services, software and systems to a Fund to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Funds. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to a Fund will not be adversely affected.


HOW THE FUNDS VALUE THEIR SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Funds are generally valued as of the close of regular trading of the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. The Board of Trustees has adopted procedures to value at their fair value (i) foreign securities if the value of such securities have been materially affected by events occurring after the closing of a foreign market and (ii) all other securities.


DISTRIBUTIONS AND TAXES

Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income and any net realized gain annually.

Distributions are invested in additional shares of the same Class of a Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of a Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

Whether you receive taxable distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution may be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.


HOW TO BUY SHARES

Shares of the Funds are offered continuously. Orders received in good form prior to the time at which a Fund values its shares (or placed with the financial service firm before such time and transmitted by the financial service firm before a Fund processes that day's share transactions) will be processed based on that day's closing net asset value. A Fund may refuse any purchase order for its shares. Certificates will not be issued for Class I shares. See the Statement of Additional Information for more information.

Other Classes of Shares. Each of the Small Cap, Managed and Equity Funds also offer Class A, Class B and Class C shares through a separate Prospectus. The Income Fund also offers Class A shares through a separate Prospectus, but does not permit new purchases or exchanges into such Class. In general, investors eligible to purchase Class I shares, which do not charge initial or contingent deferred sales charges and do not bear Rule 12b-1 fees, should do so in preference over other classes.

General. Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Funds allow certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Investors may be charged a fee if they effect transactions in a Fund's shares through a broker or agent.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, a Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. A Fund may deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts sponsored by the Distributor. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.


HOW TO SELL SHARES

Shares of the Funds may be sold on any day the NYSE is open, either directly to a Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, a Fund will delay sending proceeds for 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

Selling Shares Directly To A Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after a Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                          Liberty Funds Services, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which a Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes. See the Statement of Additional Information for more information. Under unusual circumstances, a Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value among the Class I shares of other mutual funds offered through this Prospectus.

Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. A Fund will terminate the exchange privilege as to a particular shareholder if the Advisor determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Advisor's ability to manage a Fund's investments in accordance with its investment objective or otherwise harm a Fund or its remaining shareholders.


TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which a Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guaranteed request. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial advisor provide certain identifying information. Shareholders and/or their financial advisors wishing to redeem or exchange shares by telephone may experience difficulty in reaching a Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisors should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Advisor, the Administrator, the Transfer Agent and each Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisors are not obligated to transact by telephone.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1986. Each Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Each Fund is a successor to the corresponding series of the former Crabbe Huson Funds, a Delaware business trust organized in 1995. On September 30, 1998, the shareholders of each Funds' predecessor series approved an Agreement and Plan of Reorganization pursuant to which such predecessor series was reorganized as a separate series of the Trust. At the closing of each reorganization, shareholders holding Institutional Class shares (other than Income Fund which did not offer the Institutional Class) received Class I shares of the successor series equal in net asset value to the shares of the predecessor series they held.

APPENDIX A

DESCRIPTION OF BOND RATINGS

S&P

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

MOODY'S

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa bonds are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

APPENDIX B

HEDGING INSTRUMENTS:

Options on Equity and Debt Securities--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. An index option operates in the same way as a more traditional stock option, except that exercise of an index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

Stock Index Futures Contracts--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts--Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Purchase of these financial instruments allows the Advisor to hedge against changes in market conditions. For example, the Advisor may purchase a put option in a securities index when it believes that the stock prices will decline. Conversely, the Advisor may purchase a call option in a securities index when it anticipates that stock prices will increase.

See "Puts, Call Options and Futures Contracts" above for a discussion of risks associated with hedging instruments.

Investment Advisor
Crabbe Huson Group, Inc.
121 S.W. Morrison, Suite 1400
Portland, OR  97204

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA  02110

Shareholder Services and Transfer Agent
Liberty Funds Services, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Auditors
KPMG Peat Marwick LLP
99 High Street
Boston, MA  02110

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:
















Printed in U.S.A.




October 19, 1998 as Revised

CRABBE HUSON SMALL CAP FUND

CRABBE HUSON EQUITY FUND

CRABBE HUSON MANAGED
INCOME & EQUITY FUND

CRABBE HUSON CONTRARIAN
INCOME FUND

CLASS I SHARES

PROSPECTUS

Crabbe Huson Small Cap Fund seeks to provide long-term capital appreciation.

Crabbe Huson Equity Fund seeks to provide long-term capital appreciation.

Crabbe Huson Managed Income & Equity Fund seeks preservation of capital, capital appreciation and income.

Crabbe Huson Contrarian Income Fund seeks to provide the highest level of current income that is consistent with preservation of capital.


For more detailed information about the Funds, call the Distributor at 1-800-426-3750 for the October 19, 1998 Statement of Additional Information.


----------------------------- ------------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

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